Dear Shareholder,

The last fiscal year was very much a year of transition. The names of the Fund and the investment manager were changed, the manager then become part of Millennium Bank, a full-service bank that began operations on October 26, 1998, and the Global Equity Portfolio shrank from $26 mn to $3 mn as the result of a major shift from the Equity Portfolio to the Global Income Portfolio. The main part of this shift was made at the end of 1997/early 1998, because of the uncertain economic environment that followed the collapse of the Asian markets in 1997.

The year started with Asia in the midst of a crisis that seemed to have the potential to spin out of control. Concern that the crisis would spread to Hong Kong and China resulted in extremely nervous markets. There was some relief in the first half of the calendar year, but conditions deteriorated rapidly over the summer when Russia was forced to default. What followed was a panic liquidation that centered on concern about Latin America.

The Asian markets actually held up relatively well at this time. Equity prices around the world fell sharply, while government bonds rallied strongly - at least in the case of the major developed economies. Emerging market debt was also hit hard, leading to a dramatic widening out of spreads against the governments. The spreads on corporate bonds and even
Agencies, also widened out significantly at that time. The wholesale selling that occurred had little basis in fundamentals and provided the first clue that something out of the ordinary was happening.

What seems to have happened was that hedge funds were forced to liquidate positions. As liquidity dried up in some of their larger positions, they sold out other holdings to meet margin calls and to reduce overall exposure. Initially, it did not seem that hedge funds were large enough to exert that much negative pressure. However, news of the collapse of Long-term Capital Management (LTCM) revealed the extent of the iceberg that lay beneath the surface.

At times like this, when there is widespread fear and many predications of disaster, it is doubly important to have reliable forecasts of underlying economic and market conditions. Our indicators remained positive throughout, and actually improved even further in some instances. Earnings were clearly hurt by the slowdown in many areas of the world, but inflation and interest rates continued to fall. Bonds yields led the way down, but then short rates also eased.

The Penn Street Fund
The large cap, growth stocks with high P/E's continued to dominate the market, along with soaring internet stocks with no earnings at all. The top 50 stocks in the Standard & Poor's 500 Index have accounted for the main price appreciation, and also for the exceptionally high price-earnings ratio. This was an environment in which a value approach was bound to underperform. Equity prices were obviously hurt by the crises in Asia, and Russia, even though the Portfolios had no positions in any of the countries involved. The main event, however, was a substantial withdrawal from the Equity Portfolio at the end of 1997/early 1998, and switch into the Income Portfolio.

The Equity Portfolio went from $26 mn at the end of 1997 fiscal year to $3 mn at the end of this fiscal year. The extent and timing of the main exchange was bound to be highly disruptive and incurred high transactions costs. Fortunately, there are benefits for shareholders going forward in that the Portfolio was able to eliminate all existing capital gains, while retaining significant losses, thereby improving the tax outlook for shareholders in the future.

The value of the Global Equity Portfolio fell 3.1% in the fiscal year to end October 1998, but was recovering well from the weakness over the summer and has continued to recover since. The Morgan Stanley Capital International World Index (MSCIWI) was up 15.26% over the same period, but, as discussed before, this is not really an appropriate index for comparison with the Portfolio which adopts a more flexible approach and pays more attention to controlling risk. The Morningstar World Equity Index is probably a more appropriate index for comparison. That index was up 1.8% for the year to October 1998. As it was, all of the relative weakness in the Portfolio occurred at the start of the year. From mid-January on, the Portfolio stayed in line with the MSCIWI. Shareholders are now well positioned to deal with the uncertain, but relatively positive, environment that we anticipate.

Bond markets did not perform that well early in 1998, and we used price weakness, when the long government bond yield rose above 6%, to extend maturity in the Income Portfolio.
Such opportunities were important, since the Portfolio grew significantly as the result of transfers from the Equity Portfolio. The Portfolio made steady progress over the year, displaying very low volatility. For most of the year the Portfolio outperformed the Salomon Brothers World Bond
Index, but slipped behind when the yen rallied strongly at the end of the summer. Yen bonds by that time yielded less than 1% and did not offer value. The Portfolio ended the year up 9.15%, falling between the Salomon Brother World Bond
Index and the Morningstar International Bond Index.
Going into the new fiscal year, the Portfolio is holding no Japanese bonds. This is an extreme position, but we find little value in Japanese bonds yielding close to 1%, or less, particularly since the economy is likely to recover next year. As conditions are expected to change as the year progresses, the Advisor will continue to pay close attention to economic developments, particularly as they affect the inflation outlook.

Market Outlook
There has been, and still is, a concern that the world is moving into a massive deflation, at which point the world's central banks become powerless to operate monetary policy to stimulate demand. The implication of this is that the world will suffer a major depression that will crush asset values. Some commentators believe that the world has already stepped over this line, and that it is already too late to take remedial action.

A deflationary contraction that gets out of control is clearly a matter of concern, and recent events in Japan provide a sobering insight into how this might work. In Japan, interest rates have hit rock bottom, but without stimulating demand. Instead, demand has continued to fall, resulting in a disastrous economic performance over the past year. Unlike the Great Depression of the 1930's in the United States, this has been more like a slow-motion train wreck - what might be called the Grinding Deterioration.

However, this did not happen without help from the government. Early in 1997, the economy was showing signs of recovery, but was hit by an increase in the sales tax, and in other taxes. It is easy to see in retrospect that this was not a clever move, but even at the time it was clear the recovery was still, fragile and needed encouragement. The government's reaction was just about the worst thing it could have done.

The rest of the world has many more chances to head off disaster before getting into the hole that Japan dug for itself. It is not really deflation that is bad for stocks, but the causes of that deflation. There have been a number of instances where prices have fallen but stock prices have risen. Falling commodity prices, for example, hurt commodity producers, but they also lower costs for producer who use them and will act like a tax cut for consumers faced with lower prices. What hurts an economy, and stocks, is a collapse of the credit system.

What happened in the 1930's, was a very sudden and dramatic collapse of the banks and other financial institutions which brought about a huge credit contraction, and economic collapse. The deflation at the time was as much a symptom of these conditions as collapsing stock prices. In Japan, confidence has eroded away, reducing the demand for credit and making lenders paranoid. Propping up the banks may be necessary to preserve the financial infrastructure, but it will not solve the problem. The only solution is to get demand up and running. A sharp devaluation would help, but the yen has recently strengthened against the dollar. That leaves domestic demand to get the job done, and this is getting a boost, but will need more.

The rest of the world has responded to the signs of slowing activity by cutting interest rates. The Federal Reserve took the lead in September and led rates down. For a while it looked as if the continental European countries, in particular those entering the new Euro currency alignment, would not join in.
The UK is a special case; outside the Euro and with an extremely weak economy. At least the Monetary Committee has finally woken up to the dangers of recession and is now firmly set on a path to lower interest rates.

The Bundesbank and the Bank of France resisted all talk of lower rates into December, and opinion was virtually unanimous that nothing would happen until the new European Central Bank (ECB) took over monetary policy for all participating members in the new year. This still allowed for other Euro members to ease monetary policy, by bringing interest rates down to the core rate of 3.30% in Germany and France.

At the last minute, however, the Euro countries got together under the ECB umbrella, and agreed to cut rates to 3% in early December. The one holdout was Italy which wished to retain a small margin ahead of the final setting of rates in the Euro, and kept the rate at 3.5%. The Bank of Italy did finally cut the official lending rate to 3% late in December, with no loss of confidence in the lira. For some countries, such as Ireland, getting into line has meant cutting rates substantially.

The advantage of this move, at this time and in this way was that it helped depoliticize the decision making process. It would have been difficult for the ECB to cut rates quickly in the New Year without fearing a lose of confidence, after the Bundesbank had held out steadfastly against such a move. Duisenberg, who had earlier declared himself to be set dead against cutting rates, was ecstatic about the move afterwards. Another encouraging sign is the fact that the Bundesbank has proposed that the government cut taxes - a reversal from the usual demands for further fiscal restraint.

The move to lower rates encourages us to believe that the world economy will recover next year. Our forecasting models are indicating some further economic weakness extending into the first quarter of 1999. However, by the second quarter there are clear signs of recovery. This shows up in the US and other major economies for both production and company profits.

Under these circumstances, the near-term outlook for bonds and equities remains favorable. Signs of a sustainable recovery will quickly put a floor under bond yields, but should allow equity prices to move higher. How quickly conditions turn negative for bonds will depend on how quickly, and the extent to which, commodity prices react to the economic recovery.

The recent pattern has been for lower earnings and lower interest rates. The outlook, after the first quarter, will be for the opposite. It seems likely that earnings will improve in the second quarter, and interest rates should stop falling, and then firm. We will need to continue monitoring developments closely to see how long they remain positive as conditions change.
There are also some other events to be taken into account that fall outside the normal forecasting models. The Euro will be introduced at the start of 1999, and people will become increasingly aware of the Y2K potential for disruption. These are one-off events, which make it very hard to determine the market response. In addition, there is the impeachment process, and how that will play out in the Senate.

The potential for escalating conflict in the middle east, the attempt by Brazil to cut the budget deficit in the midst of a recession and some lingering concerns over a Chinese devaluation all contribute to an uncertain climate going into the new year. These are at least known problems, and, as the saying goes "better the devil you know." However, they all contain the potential to be highly disruptive.
The Euro is seen as a long-term benefit, although there are likely to be some short-term adjustment problems. The greatest destructive potential comes from the Y2K problem if major parts of the infrastructure fail to work. Most individual companies are likely to continue to function internally. However, this will become impossible if the national grid goes down, or the telephone system fails etc. It could be that the concerns are largely unfounded, in which case huge amounts of money are being spent for no reason. Alternatively, the potential for disruption is real and could bring the economy to its knees. This is definitely a situation that will need to be monitored closely.

Sincerely,


Richard T. Coghlan
President



GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1998 Penn Street Fund, Inc.

COMMON STOCKS (76.7%)                  Shares       U.S. $ Value

 NORTH AMERICA (40.3%)
  United States (38.5%)
     Adobe Systems Inc.                2,500        $92,813
     AT&T Corp.                        1,200         74,738
     Banc One Corp.                    1,400         68,381
     Boeing Co.                          800         30,050
     Cendant Corp. (a)                 3,800         43,225
     Centocor Inc. (a)                 1,800         80,100
     Chase Manhattan Bank                800         45,550
     Compaq Co.                        1,500         47,438
     Corning Inc.                      1,250         45,156
     Engelhard Corp                    2,000         42,000
     Genzyme Corp. (a)                 2,000         84,125
     Global Marine Inc. (a)            3,400         41,862
     Goodyear Tire & Rubber Co.        1,200         64,613
     Hewlett Packard Co.               1,000         60,187
     Johnson Controls Inc.               900         50,625
     Leap Wireless International Inc.(a) 400          2,419
     Motorola Inc.                       700         36,400
     Newmont Mining Corp.              1,622         34,467
     Oracle Corp. (a)                  2,000         59,125
     Qualcomm Inc. (a)                 1,600         89,000
     Roper Industries                  1,800         32,062
     US Steel                          2,300         53,475
                                                  1,177,811

  Canada (1.8%)
     Newbridge Network-ADR (a)         2,700         55,350




GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 1998 Penn Street Fund, Inc.
                                      Shares     U.S. $ Value
SOUTH AMERICA (1.7%)
  Brazil (1.7%)
    Telebras-Sponsored ADR (a)         700         $53,134


CENTRAL AMERICA (2.4%)
  Mexico (2.4%)
   Telephone De Mexico               1,400          73,763


EUROPE (21.1%)
 FRANCE (7.0%)
   Alcatel Alsthom SA (a)            1,000          21,937
   Club Mediterranee SA (a)            700          54,373
   STE Nationale Elf Aquitaine (a)   1,200          69,788
   Vivendi                             300          68,690
                                                   214,788
 Germany (4.8%)
   Deutsche Lufthansa AG             1,500          32,658
   Metro AG                          1,000          61,688
   Volkswagen AG                       680          51,200
                                                   145,546
 United Kingdom (9.3%)
   British Petroleum-Sponsored ADR(a) 1,008         89,145
   Imperial Chemical-Sponsored ADR(a) 1,500         54,281
   Reuters Group PLC                  4,000         40,954
   Rio Tinto PLC SHS                  4,000         48,857
   Williams Holdings PLC              8,000         49,929
                                                   283,166



GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 1998 Penn Street Fund, Inc.
                                      Shares     U.S. $ Value
ASIA (11.2%)
 Japan (10.5%)
   Bank of Tokyo-Mitsubishi, LTD      7,000        65,205
   Fanuc LTD.                         1,500        45,239
   Japan Equity Fund (a)              4,000        27,500
   Kajima Corp.                      18,000        53,511
   Mitsubishi Heavy Industry         10,000        38,776
   Nomura Securities Co. LTD.         5,000        37,915
   Pioneer Electronic                 3,200        52,943
                                                  321,089
 Australia (0.7%)
   Pacific Dunlop Ltd.               11,399        20,517


TOTAL COMMON STOCK (Cost: $2,557,371)           2,345,164

GLOBAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 1998 Penn Street Fund, Inc.

FIXED INCOME SECURITIES (15.0%)     Principal Amt.(b)   U.S. $ Value
EUROPE (0.6%)
 France (0.6%)
   Club Mediterranee 4.59% due 03/02/2003   225           $19,283


NORTH AMERICA (14.4%)
 United States (14.4%)
    Korea 8.875% due 04/15/2008           200,000         183,920
    Credit Lyonnais 6.75% due 09/19/2049  300,000         256,500
                                                          440,420

TOTAL DEBT SECURITIES (Cost: $477,299 )                   459,703

SHORT-TERM INVESTMENTS (14.7%)
U.S. Treasury Bill 4.24% due 03/04/1999   200,000         197,126
Highmark Money Market Fund                251,499         251,499


TOTAL SHORT-TERM INVESTMENT (Cost $448,625)               448,625
TOTAL INVESTMENT IN SECURITIES (Cost: $3,483,295) (Notes 2
and 3) (106.4%)                                         3,253,492

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS-NET(-6.4%)(193,846)
TOTAL NET ASSETS (100.0%)                              $3,059,646


(a)   non-income producing security
(b) in local currency







GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1998 Penn Street Fund, Inc.


FIXED INCOME SECURITIES (92.4%)          Principal     U.S.$ Value
                                           Amt. (a)
NORTH AMERICA (81.5%)
 United States (81.5%)
Credit Lyonnais 6.75% due 09/19/2049          800,000    $684,000
Korea Development Bond 6.50% due 11/15/2002   500,000     411,350
Republic of Korea Bond 8.75% due 04/15/2003   550,000     524,920
Republic of Italy Bond 6.875% due 09/27/2023  500,000     547,950
US Treasury Bond 5.50% due 11/15/1998       1,000,000   1,000,234
US Treasury Bond 5.00% due 02/15/1999       1,500,000   1,501,758
US Treasury Bond 8.00% due 08/15/1999       1,800,000   1,848,938
US Treasury Bond 5.50% due 03/31/2000         500,000     507,578
US Treasury Bond 5.50% due 12/31/2000         600,000     614,531
US Treasury Note 7.75% due 02/15/2001         400,000     429,500
US Treasury Note 8.00% due 05/15/2001         550,000     597,781
US Treasury Note 5.625% due 02/15/2006      1,000,000   1,070,313
US Treasury Note 7.25% due 05/15/2016         500,000     608,984
US Treasury Note 7.50% due 11/15/2016         600,000     748,781
US Treasury Note 7.50% due 11/15/2024         300,000     389,109
US Treasury Note 6.00% due 02/15/2026       1,500,000   1,637,813
US Treasury Note 6.75% due 08/15/2026         500,000     599,844
US Treasury Note 5.00% due 01/13/1999       1,000,000   1,000,781
US Treasury Note 6.375% due 05/15/1999        500,000     504,805
US Treasury Note 5.875% due 02/28/1999      1,000,000   1,004,453
YPF Corp 8.00% due 02/15/2004                 350,000     325,500
                                                       16,558,923
EUROPE (10.1%)
European CC (4.6%)
Council of Europe Bond 6.75% due 05/11/2004   300,000     403,555
United Kingdom Bond 9.125% due 02/21/2001     400,000     533,952
                                                          937,507
Italy (2.8%)
International Bank Recon & Development 6.50%
due 07/30/2007                            800,000,000     563,518

GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
October 31, 1998 Penn Street Fund, Inc.

                                             Shares/     U.S.$ Value
                                         Principal Amt.
Germany (2.7%)
Greece Floating Rate Note 4.00% due 2/10/2003   910,000    551,504

OTHER COUNTRIES (0.8%)

Australia (0.8%)
First Australia Prime Income Fund                28,000    157,500


TOTAL DEBT SECURITIES (Cost: $17,936,986)               18,768,952


SHORT-TERM INVESTMENTS  (13.7%)
US Treasury Bills 5.06% due 12/03/1998          550,000     547,448
US Treasury Bills 3.710% due 12/24/1998         500,000     497,217
Highmark Money Market Fund                    1,749,264   1,749,264
TOTAL SHORT-TERM INVESTMENTS (Cost:$2,784,165)            2,793,929

TOTAL INVESTMENT IN SECURITIES (Cost: $20,721,151) (Notes 2A
and 3) (106.1%)                                          21,562,881

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS - NET (-6.1%)                                    (1,241,875)

TOTAL NET ASSETS (100.0%)                              $20,321,006

(a) in local currency



STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998
Penn Street Fund, Inc.

                                      Global Equity  Global Income
                                        Portfolio      Portfolio
ASSETS
Investment in securities, at value
(identified cost $3,483,295 and
$20,721,151 respectively)
(Notes 1 and 2A)                         $3,253,492    $21,562,881
Cash (including foreign currencies)         667
Receivables:
 Interest and dividends                    5,511         322,593
 Investment securities sold
 Tax reclaims                              1,643            -
Prepaid expenses                           1,932          2,117
Deferred organization expenses (Note 2G)   12,464         12,533

Total assets                             3,275,709     21,900,124

LIABILITIES
Payable for securities purchased          197,126       1,533,208
 Accrued expenses                          18,937          45,910

Total liabilities                         216,063       1,579,118

NET ASSETS (Note 4)                     $3,059,646     $20,321,006

Shares outstanding                        281,051        2,127,461

Net asset value, offering and redemption
price per Share                           $10.89          $9.55

At October 31, 1998, the components of  net assets were as
follows:
Paid-in capital                          $3,942,022      $19,468,968
Undistributed net investment income                           6,572
Accumulated net realized losses on
investments                               (652,656)
Unrealized appreciation/depreciation of investments and
translation of foreign currency denominated
assets and liabilities                    (229,720)         845,466

                                        $3,059,646      $20,321,006


STATEMENT OF OPERATIONS
For the year ended October 31, 1998
Penn Street Fund, Inc.


                                         Global Equity Global Income
                                           Portfolio     Portfolio
INVESTMENT INCOME
INCOME
Interest                                    $104,967     $1,085,747
Dividends                                     76,548         41,978
Total  income                                181,515      1,127,725

EXPENSES
Investment management fees (Note 5)           75,745        161,923
Distribution expenses (Note 6)                 2,455            611
Shareholder servicing fees (Note 6)           20,844         43,619
Administration (Note 5),
accounting and transfer agent                 32,361         68,062
Professional fees                              8,541         23,316
Custody fees                                   7,990          4,321
Amortization of organization expenses          6,438          6,370
Directors' fees and expenses                   3,674          4,667
Other operating expenses                       9,159         13,196

Total expenses                               167,207        326,085
Net investment income                         14,308        801,640

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain from investments         4,908,492        456,970
Net realized gain (loss) from foreign
currency Transactions                         63,641        125,609
Net change in unrealized
appreciation/depreciation of Investments  (5,500,045)       199,102
Net change in unrealized appreciation/depreciation of  foreign
currency denominated assets and liabilities  (43,714)         5,015

Net gain  (loss) on investments and foreign currency
denominated asset and liabilities           (571,626)       786,696
Net increase (decrease) in net assets resulting from
operations                                 ($557,318)    $1,588,336

GLOBAL EQUITY PORTFOLIO
Statement of Changes in Net Assets
Penn Street Fund, Inc.

                                    Year ended              Year ended
                                 October 31, 1998        October 31, 1997
OPERATIONS
Net investment income                   $14,308               $56,840
Net realized gain on investments and foreign
currency transactions                 4,972,133              1,920,558
Net change in unrealized appreciation of
investments and foreign currency denominated
assets and liabilities               (5,543,759)             1,636,759

Net increase in net assets resulting
from operations                        (557,318)             3,614,157

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ($0.05 and $0.04
per share, respectively)                (14,308)              (103,025)
Distribution from realized gains ($0.07 and $0.84 per share,
respectively)                           (18,583)            (1,931,165)

CAPITAL SHARE TRANSACTION
Net decrease in net assets from capital
share transactions (a)              (22,405,665)            (1,661,764)

Net decrease in net assets          (22,995,874)               (81,797)
Net assets at the beginning
of the period                        26,055,520             26,137,317
Net assets at the end of the period  $3,059,646            $26,055,520

(a) A summary of capital share transactions is as follows:


                                  Year ended           Year ended
                             October 31, 1998       October 31, 1997
                              Shares    Value       Shares     Value
Shares sold                   40,331  $442,792      46,525    $514,080
Shares issued in reinvestment of distributions
to shareholders                3,021    32,891     182,905   2,034,170
                              43,352   475,683     229,430   2,548,250
Shares redeemed           (2,053,882)(22,881,348) (353,430) (4,210,014)
Net increase (decrease)   (2,010,530)($22,405,665)(124,000)($1,661,764)



GLOBAL INCOME PORTFOLIO
Statement of Changes in Net Assets
Penn Street Fund, Inc.

                                    Year ended              Year ended
                                 October 31, 1998          October 31, 1997
OPERATIONS
Net investment income               $801,640                 $635,117
Net realized gain on investments and foreign
 currency transactions               582,579                  217,370
Net change in unrealized appreciation
of investments and foreign currency
denominated assets and liabilities   204,117                 (387,862)

Net increase in net assets resulting
from operations                    1,588,336                  464,625

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income ($0.43 and $0.90
per share, respectively)            (801,438)              (1,071,807)
Distributions from realized gains ($0.30 and $0.57 per
share, respectively)                (582,579)                (676,413)

CAPITAL SHARE TRANSACTION
Net increase (decrease) in net assets from capital share
transactions (a)                   8,705,954                 (175,271)
Net increase (decrease)
in net assets                      8,910,273               (1,458,866)
Net assets at the beginning
of the period                     11,410,733               12,869,599
Net assets at the end of the period
(including undistributed net investment income
of $6,572 and $-0- respectively)  $20,321,006              $11,410,733

(a) A summary of capital share transactions is as follows:

                                     Year ended              Year ended
                                  October 31, 1998        October 31, 1997
                                  Shares     Value        Shares     Value
Shares sold                      1,321,141 $12,696,936       -       $ -
Shares issued in reinvestment of distributions
to shareholders                    144,949   1,384,018    180,658  1,748,229
                                 1,466,090  14,080,954    180,658  1,748,229
Shares redeem                     (550,241) (5,375,000)  (197,017)(1,923,500)
Net increase (decrease)            915,849  $8,705,954    (16,359) $(175,271)




GLOBAL EQUITY PORTFOLIO
Financial Highlights
For a share outstanding throughout each period 	Penn Street Fund, Inc.


                           Year ended       Year ended       Nov 8, 1995+ to
                       October 31, 1998   October 31, 1997  October 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period             $11.37          $10.82            $10.00
Net income  (loss) from investment operations
Net investment income             0.05            0.02              0.05
Net realized and unrealized gain (loss) on investments
and foreign currency transactions(0.41)           1.41              0.84
Total from investment operations (0.36)           1.43              0.89
Less distributions
Distributions from
net investment income            (0.05)          (0.04)            (0.07)
Distributions from realized gains(0.07)          (0.84)               -
Total distributions              (0.12)          (0.88)            (0.07)

Net asset value, end of period  $10.89          $11.37            $10.82

TOTAL RETURN                     (3.18%)         13.57%             8.89%*
RATIOS/SUPPLEMENTAL DATA
Net assets,
end of period (in thousands)     $3,060        $26,056           $26,137
Ratio to average net assets
Expenses                           1.99%          1.71%             1.82%**
Net investment income              0.17%          0.20%             0.40%**
Portfolio turnover rate              44%            25%               42%

+ Commencement of operations
* Total return has not been annualized
**Annualized


GLOBAL INCOME PORTFOLIO
Financial Highlights
For a share outstanding throughout each period 	Penn Street Fund, Inc.

                        Year ended       Year ended         Nov 8, 1995+ to
                    October 31, 1998  October 31, 1997     October 31, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period       $9.42             $10.48             $10.00
Net income from investment operations
Net investment income      0.43               0.47               0.50
Net realized and unrealized gain  (loss) on
investments and foreign
currency transactions      0.43              (0.06)              0.26
Total from investment
operations                 0.86               0.41               0.76
Less distributions
Distributions from
net investment income     (0.43)             (0.90)             (0.28)
Distributions from
net realized gains        (0.30)             (0.57)                -
Total distributions       (0.73)             (1.47)             (0.28)

Net asset value,
end of period             $9.55              $9.42             $10.48

TOTAL RETURN               9.15%              4.19%              7.79% *
RATIOS/SUPPLEMENTAL DATA
Net assets,
end of period(in thousands)$20,321          $11,411             $12,870
Ratio to average net assets
Expenses                   1.81%              1.72%              1.84%**
Net investment income      4.46%              5.39%              4.88%**
Portfolio turnover rate      43%                22%                29%



+ Commencement of operations
* Total return has not been annualized
**Annualized


NOTES TO FINANCIAL STATEMENTS
October 31, 1998
Penn Street Fund, Inc.
(1) Organization

Penn Street Fund Inc. (formerly S.I.S. Mercator Fund Inc.) (the "Fund"), is registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is authorized to issue shares in separate series. The Fund currently offers shares in two diversified series, the Global Equity Portfolio and the Global Income Portfolio (the "Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.


(2)Significant Accounting Policies

The Global Equity Portfolio's investment objective is to achieve a high rate of return, with emphasis on capital appreciation, by investing principally in equity securities of companies located anywhere in the world, but predominately in the developed countries. The Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries. The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A.Security Valuation. The securities held by the Portfolios are valued as of the close of the New York Stock Exchange
(the "NYSE"). Listed securities are valued at the last quoted sales price on the exchange were the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B.Currency Translation. The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S. dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C.Forward Currency Contracts. The Portfolios may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.

Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. Security Transactions, Interest and Dividends. As is common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex-dividend date.

F.Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.Deferred Organization Expenses. All of the expenses incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.

H.Use of Estimates. In preparing financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.


(3)Investments

For the year ended October 31, 1998, the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $3,408,128 and $21,858,910, respectively, for the Global Equity Portfolio, and $17,401,800 and $5,874,286, respectively, for the Global Income Portfolio.

At October 31, 1998 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $268,336 and $(498,139), respectively, for the Global Equity Portfolio and $2,065,693 and $(1,223,903) respectively, for the Global Income
Portfolio.

On October 31, 1998 the Global Equity Portfolio had a capital loss carry forward of $652,656 which expires in 2006.


(4)Capital Stock

At October 31, 1998, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the Global Equity Portfolio and 100 million shares designated and classified the Global Income Portfolio.

(5)Investment Management Fee and Administration Fee

Investment Advisory Agreement. Penn Street Advisors, Inc.
("Penn Street", formerly Strategic Investment Services, Inc.) provides investment management services to each of the Portfolios under an Investment Advisory Agreement. Penn
Street provides the Portfolios with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services over the past year, Penn Street was paid a monthly fee which was equal to the annual rate of 0.90% of each Portfolio's average daily net assets. As of the start of the new fiscal year, starting in November 1998, the management fee paid to Penn Street has been reduced to 0.75% of each Portfolio's average daily net assets.

Administration Agreement. Penn Street also serves as the Administrator of the Fund under an Administration
Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.25% of each Portfolio's average daily net assets.


(6)Distribution Plans

Distribution Plan. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to East Coast Consultants, Inc. ("East Coast") for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East Coast.


Shareholders and Board of Directors
Penn Street Fund, Inc.
Malvern, Pennsylvania


We have audited the accompanying statement of assets and liabilities of Penn Street Fund, Inc. (comprising, respectively, the Global Equity Portfolio and the Global Income Portfolio), including the portfolios of investments, as of October 31, 1998, and the related statements of operations for the year then ended, and changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period November 8,1995 (commencement of operations) to October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Equity Portfolio and the Global Income Portfolio as of October 31, 1998, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with generally and accepted accounting principles.



Briggs, Bunting & Dougherty, LLP



Philadelphia, Pennsylvania
December 2, 1998